Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4th Amendment to the COLLABORATION AND LICENSE AGREEMENT

This 4th Amendment to the COLLABORATION AND LICENSE AGREEMENT (the “Amendment”) is made and entered into as of September 3, 2024, by and between RIGEL PHARMACEUTICALS, INC., a Delaware company having an address at 611 Gateway Blvd., Suite 900, South San Francisco, CA 94080, USA (“Rigel”) and KISSEI PHARMACEUTICAL CO. LTD., a Japanese company having an address at 19-48 Yoshino, Matsumoto, Nagano 399-8710, Japan (“Kissei”).  Rigel and Kissei may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, Rigel and Kissei entered into and executed the COLLABORATION AND LICENSE AGREEMENT on Fostamatinib dated as of October 29, 2018  and the 1st Amendment to the COLLABORATION AND LICENSE AGREEMENT dated as of November 9, 2022 and 2nd Amendment to the COLLABORATION AND LICENSE AGREEMENT dated as of October 18, 2023 and 3rd Amendment to the COLLABORATION AND LICENSE AGREEMENT dated as of August 30, 2024 (the “License Agreement”); and

WHEREAS Rigel and Kissei have agreed to amend certain provisions of the License Agreement in relation to Transfer Price.

WHEREAS Rigel and Kissei have agreed that this new Transfer Price ** Drug Product **. For clarity, the Transfer Price ** Drug Product p**.

NOW, THEREFORE, pursuant to Section 16.2 of the License Agreement, and in consideration of the covenants and obligations contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 8.5 of the Agreement is hereby deleted and replaced in its entirety with the following:

8.5 Transfer Price.

(a)Transfer Price During the Commercialization Term.

(i)In consideration for the quantity in units of the Drug Product provided by Rigel to Kissei for Commercial use (“Units Provided”), Kissei shall pay to Rigel a transfer price equal to the Units Provided ** (the “Transfer Price”). For clarity, the Parties will agree upon the ** for the initial order prior to the initial Purchase Order, and thereafter the Parties agree to review **. Additionally, Kissei shall pay to Rigel an amount to be calculated in accordance with the table below by multiplying the respective percentage rates set forth therein (the “Transfer Price Rate”) less the Transfer Price for all Product sold by Kissei or on behalf of Kissei or its Affiliates or Sublicensees (excluding China, Hong Kong, Macau and Taiwan) during the Commercialization Term (“True Up Transfer Price”). The Transfer Price amount shall be paid within ** after the ** in which Kissei receives Rigel’s invoice for such Units Provided. The True Up Transfer Price amount shall be calculated and paid in accordance with Section 8.5 (c) below. Notwithstanding anything to the contrary herein, Transfer Price for Kissei’s Sublicensees licensed for territories in China, Hong Kong, Macau and Taiwan shall be the equal to Rigel’s Cost of Goods. For the purposes of this Section 8.5, the term “Sublicensees” shall exclude Sublicensees licensed for territories in China, Hong Kong, Macau and Taiwan.

Annual Net Sales of all Products **	Transfer Price Rate
Portion less than or equal to $**	**%
Portion greater than $** and less than or equal to $**	**%
Portion greater than $**	**%

Annual Net Sales of all Products **	Transfer Price Rate
(Regardless of the sales scale)	**%

(ii)Notwithstanding the foregoing, on a country-by-country basis ** if ** a unit of Product exceeds an amount equal to ** for such unit of Product in such country or region (the “Base Percent”), the Transfer Price Rate set forth in Section 8.5(a)(i) for such unit of Product in such country or region shall be adjusted accordingly: for each ** the Base Percent, the Transfer Price Rate set forth in Section 8.5(a)(i) shall be increased by **, provided, however, that in no event shall the Transfer Price Rate exceed **. By way of example only, ** for the Product equals ** of the Gross Sales Price for such Product **, the Transfer Price Rate for such Product in such country shall be equal to ** for portions of Net Sales less than or equal to ** for portions of Net Sales greater than **, but less than **, and ** for portions of Net Sales greater than **.
(iii)The Transfer Price Rate in this Section 8.5(a) shall apply to the units of Products sold for the period during which such Transfer Price Rate(s) applies.  If the Transfer Price for the Product ** for such Product falls below an amount equal to ** for such Product, the Parties shall discuss in good faith a modification in the Transfer Price Rate(s) for such Product **.
(b)True Up Transfer Price Payments During the Commercialization Term.
(i)ANS Calculation. Within ** after the end of each Calendar Quarter, Kissei shall calculate and report to Rigel in writing an estimate of the average per unit Net Sales for the Product in such Calendar Quarter, and within ** after the end of each Calendar Quarter, Kissei shall calculate and report to Rigel in writing the actual average per unit Net Sales for the Product in such Calendar Quarter (the “ANS”) **. For ** (i) Kissei shall provide an estimate of ANS within ** after the end of each Calendar Quarter, and (ii) Kissei shall use Commercially Reasonable Effort to calculate and report to Rigel in writing the ANS in such Calendar Quarter within ** after the end of each Calendar Quarter but in no event later than ** after the end of each Calendar Quarter. The ANS shall be calculated by dividing the Net Sales for such Calendar Quarter in a country by the number of units of the Product sold by Kissei that constitutes the Net Sales for such period in such country.
(ii)True Up Calculation for Units Sold. Within ** after the end of each Calendar Quarter, Kissei shall calculate and report to Rigel in writing the estimated number of units sold of Units Provided, and within ** after the end of each Calendar Quarter, Kissei shall calculate and report to Rigel in writing the actual number of units sold of Units Provided in such Calendar Quarter (the “Units Sold”) **. For ** (i) Kissei shall provide an estimate of Units Sold within ** after the end of each Calendar Quarter, and (ii) Kissei shall use Commercially Reasonable Effort to calculate and report to Rigel in writing the Units Sold within ** after the end of each Calendar Quarter but in no event later than ** after the end of each Calendar Quarter. The true up calculation for Units Sold (the "True Up on Units Sold") shall be as follows: the ANS multiplied by the Transfer Price Rate less the **, which will all be multiplied by the Units Sold [((ANS) x (Transfer Price Rate) – (**)) x (Units Sold) = True Up on Units Sold]. For clarity, the ** is calculated by **.

(iii)True Up Calculation for Units Lost. Within ** after the end of each Calendar Quarter, Kissei shall calculate and report to Rigel in writing the estimated number of units of Units Provided not sold, and within ** after the end of each Calendar Quarter, Kissei shall calculate and report to Rigel in writing the actual number of units of Units Provided not sold due to an identified loss in such Calendar Quarter (the “Units Lost”) **. For ** (i) Kissei shall provide an estimate of Units Lost within **after the end of each Calendar Quarter, and (ii) Kissei shall use Commercially Reasonable Effort to calculate and report to Rigel in writing the Units Lost within ** after the end of each Calendar Quarter but in no event later than ** after the end of each Calendar Quarter. The true up calculation for Units Lost (the "True Up on Units Lost") shall be as follows: [(the number of Units Lost) x (Transfer Price Per Unit - Cost of Goods Per Unit ) = True Up on Units Lost] . The Parties agree that the units of Product with ** constitute Units Lost **.
(iv)True-up Transfer Price Payment. The True-up Transfer Price payment amount will be calculated by [(True Up on Units Sold) – (True Up on Units Lost) = True Up Transfer Price payment]. If the amount of the True Up Transfer Price is a positive value, then Kissei will pay Rigel such amount within ** after Kissei receives Rigel’s invoice. If the amount of the True Up Transfer Price is a negative value, then Rigel will credit Kissei such amount against future payments hereunder.
(v)Related Reporting.  In connection with the foregoing subsections (ii) and (iii), within ** after the end of each Calendar Quarter during the Commercialization Term, Kissei shall provide Rigel with a report that details the lot number of Units Sold and Units Lost. Additionally, Kissei shall promptly provide Rigel with any other reports or information reasonably requested by Rigel.
(c)Transfer Price Adjustments During the Commercialization Term.
(i)During the Commercialization Term, if one or more Generic Products to a Product is sold in any country in the Kissei Territory for such Product in such country, and such Generic Products ** during such Calendar Quarter, the Transfer Price Rates provided in Section 8.5(a) for such Product shall be reduced in such country by ** for such Calendar Quarter.
(ii)During the Commercialization Term, if it is necessary for Kissei to obtain a license from a Third Party under any Patent in a particular country in the Kissei Territory in order to sell a Product in such country and Kissei obtains such a license, Kissei may deduct from the Transfer Price that would otherwise have been due pursuant to Section 8.5(a) with respect to Net Sales of such Product in such country in a particular Calendar Quarter an amount equal to ** paid by Kissei to such Third Party pursuant to such license on account of the sale of such Product in such country during such Calendar Quarter.  For clarity, **.
(iii)Notwithstanding the foregoing, during any Calendar Quarter in the Commercialization Term for a Product in a country, the operation of subsection (i) and (ii) above, individually or in combination, shall not reduce by more than ** the Transfer Price that would otherwise have been due under Section 8.5(a) with respect to Net Sales of such Product in such country during such Calendar Quarter.  Kissei shall not be permitted to carry forward to subsequent Calendar Quarters any amounts it was not able to credit as a result of this subsection (iii).
(d)Transfer Price During the Extended Commercialization Term.  In consideration for the Drug Product provided by Rigel to Kissei for Commercial use, Kissei shall pay to Rigel a Transfer Price equal to ** for such Drug Product ** for all Product manufactured and delivered during the Extended Commercialization Term.  For clarity, Kissei shall have the right to obtain other source(s) of supply for the Compound and Drug Product and to conclude a contract with Rigel’s manufacturers directly after the Commercialization Term.
(e)Transfer Price Payments During the Extended Commercialization Term.  The Transfer Price payable by Kissei to Rigel for each unit of Drug Product delivered to Kissei during the Extended Commercialization Term under Section 8.5(d) shall be due within ** after Kissei’s receipt from Rigel of an invoice for such Drug Product.  For clarity, such payments shall not be subject to any offsets or reductions whatsoever, including those set forth in Section 8.5(c).

2.	Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the License Agreement. All other provisions in the License Agreement that have not been changed by this Amendment shall remain in full force and effect.

3.	This Amendment may be executed by the Parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same force and effect as physical execution and delivery of the paper document bearing the original signature.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the date hereof.

Rigel Pharmaceuticals, Inc. By: /s/ Raul R. Rodriguez Name: Raul R. Rodriguez Title: President and CEO	Kissei Pharmaceutical Co. Ltd. By: /s/ Mutsuo Kanzawa Name: Mutsuo Kanzawa Title: Chairman and CEO

3rd Amendment to the COLLABORATION AND LICENSE AGREEMENT

This 3rd Amendment to the COLLABORATION AND LICENSE AGREEMENT (the “Amendment”) is made and entered into as of August 30, 2024, by and between RIGEL PHARMACEUTICALS, INC., a Delaware company having an address at 611 Gateway Blvd., Suite 900, South San Francisco, CA 94080, USA (“Rigel”) and KISSEI PHARMACEUTICAL CO. LTD., a Japanese company having an address at 19-48 Yoshino, Matsumoto, Nagano 399-8710, Japan (“Kissei”).  Rigel and Kissei may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, Rigel and Kissei entered into and executed the COLLABORATION AND LICENSE AGREEMENT on Fostamatinib dated as of October 29, 2018  and the 1st Amendment to the COLLABORATION AND LICENSE AGREEMENT dated as of November 9, 2022 and 2nd Amendment to the COLLABORATION AND LICENSE AGREEMENT dated as of October 18, 2023 (the “License Agreement”); and

WHEREAS Rigel and Kissei have agreed to amend certain provisions of the License Agreement in relation to ** for China, Hong Kong, Macau and Taiwan.

NOW, THEREFORE, pursuant to Section 16.2 of the License Agreement, and in consideration of the covenants and obligations contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 8.3 of the License Agreement is hereby deleted and replaced in its entirety with the following:

8.3Development Milestone Payments.
(a)Development Milestones.  Subject to the remainder of this Section 8.3, Kissei shall pay to Rigel the one-time, non-refundable, non-creditable payments set forth in the table below upon the achievement of the applicable milestone event, whether by or on behalf of Kissei or its Affiliates or Sublicensees (excluding China, Hong Kong, Macau and Taiwan).

Milestone Event	Milestone Payment
	For 1st Indication Achieved	For 2nd Indication Achieved	For 3rd Indication Achieved
**	$**	$**	$**
**	$**	$**	$**
**	$**	$**	$**

For the application of the table above: (i) if ** is the ** Indication to achieve a milestone event, Kissei shall pay to Rigel the milestone payment for such milestone event set forth in the column for the ** Indication achieved, and for **, the milestone payment set forth in the column for the **Indication shall apply, unless such Indication is **, in which event the milestone payment set forth in the column for the ** Indication shall apply and the column for the ** Indication shall apply to achievement of the milestone event in a ** Indication; (ii) if ** is the ** Indication to achieve a milestone event, Kissei shall pay to Rigel the milestone payment for such milestone event set forth in the column for the ** Indication achieved, and for **, the milestone payment set forth in the column for the ** Indication shall apply, unless such Indication is **, in which event the milestone payment set forth in the column for the ** Indication shall apply and the column for the ** Indication shall apply to achievement of the milestone event in a ** Indication; and (iii) if ** is the ** Indication to achieve a milestone event, Kissei shall pay to Rigel the milestone payment for such milestone event set forth in the column for the ** Indication achieved, and for **, the milestone payment set forth in the column for the ** Indication shall apply if such milestone payment for the ** Indication has not been made (i.e., **) or, the milestone payment set forth in the column for the ** Indication shall apply if such milestone payment for the ** Indication has previously been made.  For clarity, each milestone payment above shall be paid not more than once for each Indication and overall for no more than three Indications under this Agreement, and the total amount payable by Kissei to Rigel pursuant to this Section 8.3(a) is **.  By way of example only, **.  By way of further example only, **.  By way of further example only, **.

(b)Notice and Payment.  Kissei shall notify Rigel in writing within ** after the achievement of any milestone set forth in this Section 8.3 by Kissei or its Affiliates or Sublicensees (excluding China, Hong Kong, Macau and Taiwan) and, in the case of Independent Work conducted by Rigel in the Kissei Territory, Rigel will notify Kissei in writing within ** after the achievement of any milestone set forth in this Section 8.3 by Rigel.  Promptly following receipt of any such notice from Kissei, Rigel will issue an invoice for the applicable development milestone payment to Kissei.  Kissei shall pay to Rigel the applicable development milestone payment within ** after the receipt of such invoice.

2.	Section 8.5 of the Agreement is hereby deleted and replaced in its entirety with the following:

8.5 Transfer Price.

(a)Transfer Price During the Commercialization Term.
(i)In consideration for the Drug Product provided by Rigel to Kissei for Commercial use, Kissei shall pay to Rigel a provisional transfer price (the “Transfer Price”) equal to the percentage rates set forth in the table below (the “Transfer Price Rate”) for all Product provided to Kissei for sale by or on behalf of Kissei or its Affiliates or Sublicensees (excluding China, Hong Kong, Macau and Taiwan) during the Commercialization Term.  Notwithstanding anything to the contrary herein, Transfer Price for Kissei’s Sublicensees licensed for territories in China, Hong Kong, Macau and Taiwan shall be the equal to **. For the purposes of this Section 8.5, the term “Sublicensees” shall exclude Sublicensees licensed for territories in China, Hong Kong, Macau and Taiwan.

Annual Net Sales of all Products **	Transfer Price Rate
Portion less than or equal to $**	**%
Portion greater than $** and less than or equal to $**	**%
Portion greater than $**	**%

Annual Net Sales of all Products **	Transfer Price Rate
(Regardless of the sales scale)	**%

(ii)Notwithstanding the foregoing, on a country-by-country or region-by-region basis, if ** a unit of Product exceeds an amount equal to ** for such unit of Product in such country or region (the “Base Percent”), the Transfer Price Rate set forth in Section 8.5(a)(i) for such unit of Product in such country or region shall be adjusted accordingly: for ** Base Percent, the Transfer Price Rate set forth in Section 8.5(a)(i) shall be increased by **, provided, however, that in no event shall the Transfer Price Rate exceed **.  By way of example only, ** for such Product in a particular country, the Transfer Price Rate for such Product in such country shall be equal to ** for portions of Net Sales less than or equal to ** for portions of Net Sales greater than **, but less than **, and ** for portions of Net Sales greater than **.  For clarity, the Transfer Price Rate in this Section 8.5(a) shall apply to the units of Products sold for the period during which such Transfer Price Rate(s) applies, regardless of when such Products are manufactured and/or supplied to Kissei.  If, during the Commercialization Term, the Transfer Price for the Product ** for such Product falls below an amount equal to ** for such Product, the Parties shall discuss in good faith a modification in the Transfer Price Rate(s) for such Product **.
(b)Transfer Price During the Extended Commercialization Term.  In consideration for the Drug Product provided by Rigel to Kissei for Commercial use, Kissei shall pay to Rigel a Transfer Price equal to ** for all Product manufactured for sale by or on behalf of Kissei or its Affiliates or Sublicensees during the Extended Commercialization Term.  For clarity, Kissei shall have the right to obtain other source(s) of supply for the Compound and Drug Product and to conclude a contract with Rigel’s manufacturers directly after the Commercialization Term.
(c)Transfer Price Payments During the Commercialization Term.
(i)Estimated Price.  No later than ** the first Product in the first Indication in the Kissei Territory, Kissei shall calculate and report to Rigel its good-faith, estimated average per unit Net Sales price for the Product in the Kissei Territory (the “ENS”) until the end of that Calendar Year.  Thereafter, no later than ** before the beginning of each Calendar Year, Kissei shall calculate and report to Rigel the ENS for the Product in the Kissei Territory for such Calendar Year.  The ENS shall be calculated and reported by Kissei on a country-by-country basis.
(ii)Initial Payment.  For each unit of Drug Product delivered to Kissei in a Calendar Quarter during the Commercialization Term, Kissei shall pay to Rigel an amount equal to the Transfer Price Rate of the applicable ENS for Drug Product for such Calendar Quarter, which amount shall be paid within ** Kissei receives Rigel’s invoice for such quantity of Drug Product.
(iii)Actual Price and True Up.  Within ** after the end of each Calendar Quarter during the Commercialization Term, Kissei shall calculate and report to Rigel in writing the actual average per unit Net Sales price for the Product in the Kissei Territory in such Calendar Quarter (the “ANS”) on a country-by-country basis.  The ANS shall be calculated by dividing the Net Sales for such Calendar Quarter in a country by the number of units of Product sold by Kissei that constitutes the Net Sales for such period in such country.  Within ** after Kissei’s report of the ANS for a Calendar Quarter:
(1)if the ANS is greater than the ENS for a country, then Kissei shall pay to Rigel a true up payment equal to the applicable Transfer Price Rate multiplied by (ANS – ENS) for each unit of Drug Product ordered by Kissei and delivered by Rigel for Commercial use in such country during such Calendar Quarter; and
(2)if the ANS is less than the ENS for a country, then Rigel shall issue a credit to Kissei equal to the applicable Transfer Price Rate multiplied by (ENS – ANS) for each unit of such Drug Product ordered by Kissei and delivered by Rigel for Commercial use in such country during such Calendar Quarter.
(d)	Transfer Price Adjustments During the Commercialization Term.
(i)During the Commercialization Term, if one or more Generic Products to a Product is sold in any country in the Kissei Territory for such Product in such country, and such Generic Products ** during such Calendar Quarter, the Transfer Price Rates provided in Section 8.5(a) for such Product shall be reduced in such country by ** for such Calendar Quarter.
(ii)During the Commercialization Term, if it is necessary for Kissei to obtain a license from a Third Party under any Patent in a particular country in the Kissei Territory in order to sell a Product in such country and Kissei obtains such a license, Kissei may deduct from the Transfer Price that would otherwise have been due pursuant to Section 8.5(a) with respect to Net Sales of such Product in such country in a particular Calendar

Quarter an amount equal to ** paid by Kissei to such Third Party pursuant to such license on account of the sale of such Product in such country during such Calendar Quarter.  For clarity, **.
(iii)Notwithstanding the foregoing, during any Calendar Quarter in the Commercialization Term for a Product in a country, the operation of subsection (i) and (ii) above, individually or in combination, shall not reduce by more than ** the Transfer Price that would otherwise have been due under Section 8.5(a) with respect to Net Sales of such Product in such country during such Calendar Quarter.  Kissei **.
(e) Transfer Price Payments During the Extended Commercialization Term.  The Transfer Price payable by Kissei to Rigel for each unit of Drug Product delivered to Kissei during the Extended Commercialization Term under Section 8.5(b) shall be due within ** after Kissei’s receipt from Rigel of an invoice for such Drug Product.  For clarity, such payments shall not be subject to any offsets or reductions whatsoever, including those set forth in Section 8.5(d).

3.	A new Section 8.6 of the License Agreement is hereby added as follows:

8.6 ** Sublicensees.

(a) China, Hong Kong, Macau and Taiwan. Notwithstanding anything to the contrary in this Agreement, Kissei will ** Kissei or its Affiliates by Kissei’s Sublicensees licensed for territories in China, Hong Kong, Macau and Taiwan. For clarity, **.

(b) Notice and Payment.  Kissei shall notify Rigel in writing within ** after receipt by Kissei or its Affiliates by Kissei’s Sublicensees in China, Hong Kong, Macau and Taiwan of **.  Promptly following receipt of any such notice from Kissei, Rigel will **.  Kissei shall **.

4.	Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the License Agreement. All other provisions in the License Agreement that have not been changed by this Amendment shall remain in full force and effect.
5.	This Amendment may be executed by the Parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same force and effect as physical execution and delivery of the paper document bearing the original signature.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the date hereof.

Rigel Pharmaceuticals, Inc. By: /s/ Raul R. Rodriguez Name: Raul R. Rodriguez Title: President and CEO	Kissei Pharmaceutical Co. Ltd. By: /s/ Mutsuo Kanzawa Name: Mutsuo Kanzawa Title: Chairman and CEO

2nd Amendment to the COLLABORATION AND LICENSE AGREEMENT

This 2nd Amendment to the COLLABORATION AND LICENSE AGREEMENT (the “Amendment”) is made and entered into as of October 18th, 2023, by and between RIGEL PHARMACEUTICALS, INC., a Delaware company having an address at 611 Gateway Blvd., Suite 900, South San Francisco, CA 94080, USA (“Rigel”) and KISSEI PHARMACEUTICAL CO. LTD., a Japanese company having an address at 19-48 Yoshino, Matsumoto, Nagano 399-8710, Japan (“Kissei”).  Rigel and Kissei may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, Rigel and Kissei entered into and executed the COLLABORATION AND LICENSE AGREEMENT on Fostamatinib dated as of October 29, 2018 (the "License Agreement") and the 1st Amendment to the COLLABORATION AND LICENSE AGREEMENT dated as of November 9, 2022; and

WHEREAS Rigel and Kissei have agreed to amend certain provisions of the License Agreement in relation to Taiwan among the Kissei Territory.

NOW, THEREFORE, pursuant to Section 16.2 of the License Agreement, and in consideration of the covenants and obligations contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 4.8 (c) of the Agreement is hereby deleted and replaced in its entirety with the following

“(c) Sublicensing Requirements. If by the ** of the Effective Date Kissei has accomplished none of the following in China or Korea, and by the by the ** of the Effective Date Kissei has accomplished none of the following in Taiwan: (i) ** for the Product, or (ii) ** for the Product, or (iii) ** the Product, then Rigel shall inform Kissei of its decision to regain the right to the Product in the applicable country or region and the Parties shall promptly, and in any event within ** after Rigel so informs Kissei, confirm in writing that such country or region shall no longer be included in the Kissei Territory under this Agreement and shall become part of the Rigel Territory.  For clarity, if the Parties fail to so confirm in writing that any such country or region is no longer included in the Kissei Territory within such ** period, such country or region shall automatically be deemed part of the Rigel Territory and excluded from the Kissei Territory upon the expiration of such ** period.  In addition, prior to Kissei’s **, if Rigel or Kissei receives a sublicensing request under the licenses granted to Kissei under this Agreement to Develop and Commercialize the Product in such country, Kissei shall use good faith efforts to negotiate a sublicense agreement with the requesting party on commercially reasonable terms and in accordance with Section 2.2.”

2.	Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the License Agreement. All other provisions in the License Agreement that have not been changed by this Amendment shall remain in full force and effect.
3.	This Amendment may be executed by the Parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same force and effect as physical execution and delivery of the paper document bearing the original signature.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the date hereof.

Rigel Pharmaceuticals, Inc. By: /s/ Raul R. Rodriguez Name: Raul R. Rodriguez Title: President and CEO	Kissei Pharmaceutical Co. Ltd. By: /s/ Mutsuo Kanzawa Name: Mutsuo Kanzawa Title: Chairman and CEO

1st Amendment to the COLLABORATION AND LICENSE AGREEMENT

This 1st Amendment to the COLLABORATION AND LICENSE AGREEMENT (the “Amendment”) is made and entered into as of November 9th, 2022, by and between RIGEL PHARMACEUTICALS, INC., a Delaware company having an address at 1180 Veterans Blvd., South San Francisco, CA 94080, USA (“Rigel”) and KISSEI PHARMACEUTICAL CO. LTD., a Japanese company having an address at 19-48 Yoshino, Matsumoto, Nagano 399-8710, Japan (“Kissei”).  Rigel and Kissei may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, Rigel and Kissei entered into and executed the COLLABORATION AND LICENSE AGREEMENT on Fostamatinib dated as of October 29, 2018 (the "License Agreement"); and

WHEREAS Rigel and Kissei have agreed to amend certain provisions of the License Agreement in relation to Taiwan among the Kissei Territory.

NOW, THEREFORE, pursuant to Section 16.2 of the License Agreement, and in consideration of the covenants and obligations contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 1.32 of the Agreement is hereby deleted and replaced in its entirety with the following:

“Drug Product” means the Compound manufactured into unit doses and provided in bright stock (unlabeled bottles) or as bulk tablets.

2.	Section 10.1(b)(ii) of the Agreement is hereby deleted and replaced in its entirety with the following:

All data, Inventions, and Patents claiming such Inventions that relate to the composition, manufacture, or use of any Compound, or any improvement of any such composition, manufacture, or use, including in combination with other agents or components, together with all intellectual property rights therein, shall be deemed “Compound Inventions”.  To the extent that any Compound Invention is made or acquired from a Sublicensee by Kissei, whether solely or jointly with Rigel, such Compound Invention shall be included in the license granted to Rigel by Kissei under Section 2.4, without additional consideration.  Effective only upon the later of the expiration of the Commercialization Term or the expiration or termination of this Agreement: (A) Kissei hereby assigns to Rigel its rights, title, and interest in and to all Compound Inventions, and (B) solely in the event that the Commercialization Term expires, Rigel hereby grants to Kissei a fully-paid, royalty-free, perpetual, irrevocable, exclusive license under such Compound Inventions assigned by Kissei to Rigel for Kissei to use, sell, offer for sale, import, and otherwise Commercialize the Products in the Field in the Kissei Territory.

3.	Section 4.8 (c) of the Agreement is hereby deleted and replaced in its entirety with the following

“(c) Sublicensing Requirements. If by the ** of the Effective Date Kissei has accomplished none of the following in China or Korea, and by the by the ** of the Effective Date Kissei has accomplished none of the following in Taiwan: (i) ** for the Product, or (ii) ** for the Product, or (iii) ** the Product, then Rigel shall inform Kissei of its decision to regain the right to the Product in the applicable country or region and the Parties shall promptly, and in any event within ** after Rigel so informs Kissei, confirm in writing that such country or region shall no longer be included in the Kissei Territory under this Agreement and shall become part of the Rigel Territory.  For clarity, if the Parties fail to so confirm in writing that any such country or region is no longer included in the Kissei Territory within such ** period, such country or region shall automatically be deemed part of the Rigel Territory and excluded from the Kissei Territory upon the expiration of such ** period.  In addition, prior to Kissei’s **, if Rigel or Kissei receives a sublicensing request under the licenses granted to Kissei under this Agreement to Develop and Commercialize the Product in such country, Kissei shall use good faith efforts to negotiate a sublicense agreement with the requesting party on commercially reasonable terms and in accordance with Section 2.2.”

4.	Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the License Agreement. All other provisions in the License Agreement that have not been changed by this Amendment shall remain in full force and effect.

5.	This Amendment may be executed by the Parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same force and effect as physical execution and delivery of the paper document bearing the original signature.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the date hereof.

Rigel Pharmaceuticals, Inc. By: /s/ Raul R. Rodriguez Name: Raul R. Rodriguez Title: President and CEO	Kissei Pharmaceutical Co. Ltd. By: /s/ Mutsuo Kanzawa Name: Mutsuo Kanzawa Title: Chairman and CEO